Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Ambassador Food Services Corporation (the Company), does hereby certify that:

       1. The Company's Quarterly Report on Form 10-QSB for the quarter ended November 28, 2002 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

       2. The information  contained in the Company's Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

Date: January 31, 2003

/s/ Robert A. Laudicina
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Robert A. Laudicina PhD
Chief Executive Officer